Exhibit 99.2

The Chubb Corporation	Supplementary Investor Information	September 30, 2010

This report is for informational purposes only. It should be read in conjunction with documents filed by The Chubb Corporation with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION
SUPPLEMENTARY INVESTOR INFORMATION
TABLE OF CONTENTS
SEPTEMBER 30, 2010

Page
The Chubb Corporation:
Consolidated Balance Sheet Highlights	1
Share Repurchase Activity	2

Summary of Invested Assets:
Corporate	3
Property and Casualty	3

Investment Income After Taxes:
Corporate	4
Property and Casualty	4

Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	4
Change in Net Unpaid Losses	5
Underwriting Results — Year-To-Date	6-10
Underwriting Results — Quarterly	11-15

Definitions of Key Terms	16-17

THE CHUBB CORPORATION
CONSOLIDATED BALANCE SHEET HIGHLIGHTS
(in millions, except per share amounts)

	Sept. 30		Dec. 31
	2010		2009
		% of Total		% of Total
Invested Assets (at carrying value)
Short Term Investments	$2,046	5%	$1,918	5%
Fixed Maturities
Tax Exempt	20,248	47	19,587	47
Taxable	17,136	40	16,991	40
Equity Securities	1,404	3	1,433	3
Other Invested Assets	2,218	5	2,075	5

Total Invested Assets	$43,052	100%	$42,004	100%

Unrealized Appreciation of Investments
Fixed Maturities	$2,419		$1,388
Equity Securities	151		218

	2,570		1,606
Deferred Income Tax Liability	899		562

	$1,671		$1,044

Capitalization
Long Term Debt	$3,975		$3,975
Shareholders’ Equity	15,979		15,634

Total Capitalization	$19,954		$19,609

Debt as a Percentage of Total Capitalization	19.9%		20.3%

Actual Common Shares Outstanding	304.9		332.0

Book Value Per Common Share	$52.41		$47.09

Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$47.25		$44.37

THE CHUBB CORPORATION
SHARE REPURCHASE ACTIVITY
(dollars in millions, except per share amounts)

	Periods Ended September 30
	Third	Nine	From
	Quarter	Months	December 2005
	2010	2010	to September 30, 2010
Cost of Shares Repurchased	$555	$1,535	$7,487

Average Cost Per Share	$54.63	$51.94	$50.45

Shares Repurchased	10,161,051	29,555,869	148,395,744
In December 2005 and December 2006, the Board of Directors authorized the repurchase of up to 28,000,000 shares and 20,000,000 shares, respectively, of the Corporation’s common stock. In March 2007, the Board of Directors authorized an increase of 20,000,000 shares to the authorization approved in 2006. In December 2007 and 2008, the Board of Directors authorized the repurchase of up to 28,000,000 shares and 20,000,000 shares, respectively, of the Corporation’s common stock. No shares remain under these share repurchase authorizations.
In December 2009, the Board of Directors authorized the repurchase of up to 25,000,000 shares of the Corporation’s common stock. In June 2010, the Board of Directors authorized an increase of 14,000,000 shares to the authorization approved in December 2009. The authorization has no expiration date. As of September 30, 2010, 6,604,256 shares remained under the share repurchase authorization.

THE CHUBB CORPORATION
SUMMARY OF INVESTED ASSETS
CORPORATE

	Cost or		Carrying
	Amortized Cost		Value (a)
	Sept. 30	Dec. 31	Sept. 30	Dec. 31
	2010	2009	2010	2009
		(in millions)
Short Term Investments	$906	$1,017	$906	$1,017
Taxable Fixed Maturities	1,203	1,286	1,259	1,327
Equity Securities	205	205	157	202
Other Invested Assets	15	25	15	25

TOTAL	$2,329	$2,533	$2,337	$2,571

PROPERTY AND CASUALTY

	Cost or		Carrying
	Amortized Cost		Value (a)
	Sept. 30	Dec. 31	Sept. 30	Dec. 31
	2010	2009	2010	2009
		(in millions)
Short Term Investments	$1,140	$901	$1,140	$901
Fixed Maturities
Tax Exempt	18,894	18,720	20,248	19,587
Taxable	14,868	15,184	15,877	15,664
Equity Securities	1,048	1,010	1,247	1,231
Other Invested Assets	2,203	2,050	2,203	2,050

TOTAL	$38,153	$37,865	$40,715	$39,433

(a)	Short term investments are carried at amortized cost, which approximates fair value. Fixed maturities and equity securities are carried at fair value. Other invested assets include private equity limited partnerships carried at Chubb’s equity in the net assets of the partnerships.

THE CHUBB CORPORATION
INVESTMENT INCOME AFTER TAXES

	Periods Ended September 30
	Third Quarter		Nine Months
	2010	2009	2010	2009
		(in millions)
CORPORATE INVESTMENT INCOME	$8	$9	$38	$27

PROPERTY AND CASUALTY INVESTMENT INCOME
Tax Exempt Interest	$190	$190	$569	$563
Taxable Interest	116	118	351	346
Other	16	16	37	42
Investment Expenses	(5)	(7)	(16)	(16)

TOTAL	$317	$317	$941	$935

Effective Tax Rate	18.7%	18.7%	19.0%	19.1%

After-Tax Annualized Yield	3.32%	3.39%	3.28%	3.40%
After-tax annualized yield is based on the average invested assets for the periods presented, with fixed maturities at amortized cost and equity securities at fair value.
STATUTORY POLICYHOLDERS’ SURPLUS

	Sept. 30	Dec. 31	Sept. 30
	2010	2009	2009
	(in millions)
Estimated Statutory Policyholders’ Surplus	$14,500	$14,526	$13,650
Rolling Year Statutory Net Premiums Written	$11,185	$11,074	$11,180
Ratio of Statutory Net Premiums Written to Policyholders’ Surplus	0.77:1	0.76:1	0.82:1
Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION
PROPERTY AND CASUALTY
CHANGE IN NET UNPAID LOSSES
NINE MONTHS ENDED SEPTEMBER 30, 2010

					All Other
	Net Unpaid Losses			IBNR	Unpaid Losses
			Increase	Increase	Increase
	9/30/10	12/31/09	(Decrease)	(Decrease)	(Decrease)
			(in millions)
Personal Insurance
Automobile	$399	$400	$(1)	$(23)	$22
Homeowners	716	665	51	41	10
Other	859	872	(13)	16	(29)

Total Personal	1,974	1,937	37	34	3

Commercial Insurance
Multiple Peril	1,706	1,615	91	42	49
Casualty	6,082	5,988	94	174	(80)
Workers’ Compensation	2,198	2,138	60	60	—
Property and Marine	792	758	34	22	12

Total Commercial	10,778	10,499	279	298	(19)

Specialty Insurance
Professional Liability	7,414	7,552	(138)	(133)	(5)
Surety	61	58	3	1	2

Total Specialty	7,475	7,610	(135)	(132)	(3)

Total Insurance	20,227	20,046	181	200	(19)
Reinsurance Assumed	632	740	(108)	(77)	(31)

Total	$20,859	$20,786	$73	$123	$(50)

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009
(DOLLARS IN MILLIONS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2010	2009	2010	2009	2010	2009	2010	2009
Net Premiums Written	$474	$428	$1,795	$1,771	$593	$551	$2,862	$2,750
Decrease (Increase) in Unearned Premiums	(16)	1	(24)	8	(22)	(5)	(62)	4

Net Premiums Earned	458	429	1,771	1,779	571	546	2,800	2,754

Net Losses Paid	281	256	1,066	929	331	283	1,678	1,468
Increase (Decrease) in Outstanding Losses	(1)	2	51	(53)	(4)	50	46	(1)

Net Losses Incurred	280	258	1,117	876	327	333	1,724	1,467

Expenses Incurred	142	124	593	579	198	175	933	878

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income	$36	$47	$61	$324	$46	$38	$143	$409

Ratios After Dividends to Policyholders:

Loss	61.1%	60.1%	63.1%	49.2%	57.3%	61.0%	61.6%	53.3%
Expense	30.0	29.0	33.0	32.7	33.4	31.8	32.6	31.9

Combined	91.1%	89.1%	96.1%	81.9%	90.7%	92.8%	94.2%	85.2%

Premiums Written as a % of Total	5.6%	5.2%	21.4%	21.4%	7.1%	6.6%	34.1%	33.2%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009
(DOLLARS IN MILLIONS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009
Net Premiums Written	$817	$835	$1,162	$1,161	$586	$610	$969	$953	$3,534	$3,559
Decrease (Increase) in Unearned Premiums	16	33	(18)	21	(36)	(7)	(21)	(21)	(59)	26

Net Premiums Earned	833	868	1,144	1,182	550	603	948	932	3,475	3,585

Net Losses Paid	407	409	584	605	291	280	466	527	1,748	1,821
Increase (Decrease) in Outstanding Losses	94	15	133	195	68	116	43	(58)	338	268

Net Losses Incurred	501	424	717	800	359	396	509	469	2,086	2,089

Expenses Incurred	303	306	333	333	141	142	333	330	1,110	1,111

Dividends Incurred	—	—	—	—	17	17	—	—	17	17

Statutory Underwriting Income	$29	$138	$94	$49	$33	$48	$106	$133	$262	$368

Ratios After Dividends to Policyholders:

Loss	60.1%	48.9%	62.6%	67.7%	67.3%	67.6%	53.7%	50.3%	60.3%	58.5%
Expense	37.1	36.6	28.7	28.7	24.8	23.9	34.4	34.7	31.6	31.4

Combined	97.2%	85.5%	91.3%	96.4%	92.1%	91.5%	88.1%	85.0%	91.9%	89.9%

Premiums Written as a % of Total	9.7%	10.1%	13.9%	14.0%	7.0%	7.3%	11.6%	11.5%	42.2%	42.9%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009
(DOLLARS IN MILLIONS)

	Professional				Total
	Liability		Surety		Specialty
	2010	2009	2010	2009	2010	2009
Net Premiums Written	$1,735	$1,725	$246	$243	$1,981	$1,968
Decrease (Increase) in Unearned Premiums	104	134	8	8	112	142

Net Premiums Earned	1,839	1,859	254	251	2,093	2,110

Net Losses Paid	1,165	998	14	14	1,179	1,012
Increase (Decrease) in Outstanding Losses	(66)	182	3	(7)	(63)	175

Net Losses Incurred	1,099	1,180	17	7	1,116	1,187

Expenses Incurred	482	465	86	80	568	545

Dividends Incurred	—	—	5	5	5	5

Statutory Underwriting Income	$258	$214	$146	$159	$404	$373

Ratios After Dividends to Policyholders:

Loss	59.7%	63.4%	6.8%	2.9%	53.5%	56.4%
Expense	27.8	27.0	35.7	33.6	28.7	27.8

Combined	87.5%	90.4%	42.5%	36.5%	82.2%	84.2%

Premiums Written as a % of Total	20.7%	20.8%	2.9%	2.9%	23.6%	23.7%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009
(DOLLARS IN MILLIONS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2010	2009	2010	2009	2010	2009
Net Premiums Written	$8,377	$8,277	$6	$17	$8,383	$8,294
Decrease (Increase) in Unearned Premiums	(9)	172	5	24	(4)	196

Net Premiums Earned	8,368	8,449	11	41	8,379	8,490

Net Losses Paid	4,605	4,301	94	114	4,699	4,415
Increase (Decrease) in Outstanding Losses	321	442	(108)	(136)	213	306

Net Losses Incurred	4,926	4,743	(14)	(22)	4,912	4,721

Expenses Incurred	2,611	2,534	4	7	2,615	2,541

Dividends Incurred	22	22	—	—	22	22

Statutory Underwriting Income	$809	$1,150	$21	$56	830	1,206

Increase (Decrease) in Deferred Acquisition Costs					36	(11)

GAAP Underwriting Income					$866	$1,195

Ratios After Dividends to Policyholders:

Loss	59.0%	56.3%	* %	* %	58.8%	55.8%
Expense	31.3	30.7	*	*	31.3	30.7

Combined	90.3%	87.0%	* %	* %	90.1%	86.5%

Premiums Written as a % of Total	99.9%	99.8%	0.1%	0.2%	100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for Reinsurance Assumed since this business is in run-off.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009
(DOLLARS IN MILLIONS)

			Outside
			the		Worldwide
	United States		United States		Total
	2010	2009	2010	2009	2010	2009
Net Premiums Written	$6,229	$6,357	$2,154	$1,937	$8,383	$8,294
Decrease (Increase) in Unearned Premiums	21	207	(25)	(11)	(4)	196

Net Premiums Earned	6,250	6,564	2,129	1,926	8,379	8,490

Net Losses Paid	3,722	3,603	977	812	4,699	4,415
Increase (Decrease) in Outstanding Losses	182	60	31	246	213	306

Net Losses Incurred	3,904	3,663	1,008	1,058	4,912	4,721

Expenses Incurred	1,848	1,849	767	692	2,615	2,541

Dividends Incurred	22	22	—	—	22	22

Statutory Underwriting Income	$476	$1,030	$354	$176	830	1,206

Increase (Decrease) in Deferred Acquisition Costs					36	(11)

GAAP Underwriting Income					$866	$1,195

Ratios After Dividends to Policyholders:
Loss	62.7%	56.0%	47.3%	54.9%	58.8%	55.8%
Expense	29.8	29.2	35.6	35.7	31.3	30.7

Combined	92.5%	85.2%	82.9%	90.6%	90.1%	86.5%

Premiums Written as a % of Total	74.2%	76.6%	25.8%	23.4%	100.0%	100.0%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED SEPTEMBER 30, 2010 AND 2009
(DOLLARS IN MILLIONS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2010	2009	2010	2009	2010	2009	2010	2009
Net Premiums Written	$160	$150	$631	$620	$189	$176	$980	$946
Decrease (Increase) in Unearned Premiums	(6)	(3)	(37)	(27)	5	14	(38)	(16)

Net Premiums Earned	154	147	594	593	194	190	942	930

Net Losses Paid	90	89	361	278	111	88	562	455
Increase (Decrease) in Outstanding Losses	5	(3)	(71)	(11)	3	20	(63)	6

Net Losses Incurred	95	86	290	267	114	108	499	461

Expenses Incurred	48	43	203	200	67	60	318	303

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income	$11	$18	$101	$126	$13	$22	$125	$166

Ratios After Dividends to Policyholders:

Loss	61.7%	58.5%	48.8%	45.0%	58.8%	56.8%	53.0%	49.6%
Expense	30.0	28.7	32.2	32.3	35.4	34.1	32.4	32.0

Combined	91.7%	87.2%	81.0%	77.3%	94.2%	90.9%	85.4%	81.6%

Premiums Written as a % of Total	5.9%	5.5%	23.1%	23.0%	6.9%	6.5%	35.9%	35.0%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED SEPTEMBER 30, 2010 AND 2009
(DOLLARS IN MILLIONS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009
Net Premiums Written	$277	$274	$350	$346	$177	$186	$278	$280	$1,082	$1,086
Decrease (Increase) in Unearned Premiums	—	12	31	46	4	8	42	40	77	106

Net Premiums Earned	277	286	381	392	181	194	320	320	1,159	1,192

Net Losses Paid	148	136	211	207	90	88	164	162	613	593
Increase (Decrease) in Outstanding Losses	(13)	21	33	42	31	45	(15)	(13)	36	95

Net Losses Incurred	135	157	244	249	121	133	149	149	649	688

Expenses Incurred	99	99	108	105	46	45	102	102	355	351

Dividends Incurred	—	—	—	—	4	6	—	—	4	6

Statutory Underwriting Income	$43	$30	$29	$38	$10	$10	$69	$69	$151	$147

Ratios After Dividends to Policyholders:

Loss	48.8%	54.9%	64.0%	63.5%	68.4%	70.7%	46.6%	46.6%	56.2%	58.0%
Expense	35.7	36.1	30.9	30.4	26.6	25.0	36.7	36.4	32.9	32.5

Combined	84.5%	91.0%	94.9%	93.9%	95.0%	95.7%	83.3%	83.0%	89.1%	90.5%

Premiums Written as a % of Total	10.1%	10.1%	12.8%	12.8%	6.5%	6.9%	10.2%	10.4%	39.6%	40.2%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED SEPTEMBER 30, 2010 AND 2009
(DOLLARS IN MILLIONS)

	Professional				Total
	Liability		Surety		Specialty
	2010	2009	2010	2009	2010	2009
Net Premiums Written	$582	$588	$87	$81	$669	$669
Decrease (Increase) in Unearned Premiums	25	36	—	(1)	25	35

Net Premiums Earned	607	624	87	80	694	704

Net Losses Paid	371	321	6	—	377	321
Increase (Decrease) in Outstanding Losses	4	71	(1)	1	3	72

Net Losses Incurred	375	392	5	1	380	393

Expenses Incurred	160	160	29	25	189	185

Dividends Incurred	—	—	2	1	2	1

Statutory Underwriting Income	$72	$72	$51	$53	$123	$125

Ratios After Dividends to Policyholders:

Loss	61.8%	62.8%	5.9%	1.3%	54.9%	55.9%
Expense	27.5	27.2	34.1	31.2	28.4	27.7

Combined	89.3%	90.0%	40.0%	32.5%	83.3%	83.6%

Premiums Written as a % of Total	21.3%	21.7%	3.2%	3.0%	24.5%	24.7%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED SEPTEMBER 30, 2010 AND 2009
(DOLLARS IN MILLIONS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2010	2009	2010	2009	2010	2009
Net Premiums Written	$2,731	$2,701	$1	$4	$2,732	$2,705
Decrease (Increase) in Unearned Premiums	64	125	2	6	66	131

Net Premiums Earned	2,795	2,826	3	10	2,798	2,836

Net Losses Paid	1,552	1,369	29	30	1,581	1,399
Increase (Decrease) in Outstanding Losses	(24)	173	(35)	(38)	(59)	135

Net Losses Incurred	1,528	1,542	(6)	(8)	1,522	1,534

Expenses Incurred	862	839	2	2	864	841

Dividends Incurred	6	7	—	—	6	7

Statutory Underwriting Income	$399	$438	$7	$16	406	454

Decrease in Deferred Acquisition Costs					(7)	(31)

GAAP Underwriting Income					$399	$423

Ratios After Dividends to Policyholders:

Loss	54.8%	54.7%	* %	* %	54.5%	54.2%
Expense	31.6	31.1	*	*	31.7	31.2

Combined	86.4%	85.8%	* %	* %	86.2%	85.4%

Premiums Written as a % of Total	100.0%	99.9%	0.0%	0.1%	100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for Reinsurance Assumed since this business is in run-off.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED SEPTEMBER 30, 2010 AND 2009
(DOLLARS IN MILLIONS)

			Outside
			the		Worldwide
	United States		United States		Total
	2010	2009	2010	2009	2010	2009
Net Premiums Written	$2,082	$2,091	$650	$614	$2,732	$2,705
Decrease (Increase) in Unearned Premiums	(5)	65	71	66	66	131

Net Premiums Earned	2,077	2,156	721	680	2,798	2,836

Net Losses Paid	1,256	1,117	325	282	1,581	1,399
Increase (Decrease) in Outstanding Losses	(56)	65	(3)	70	(59)	135

Net Losses Incurred	1,200	1,182	322	352	1,522	1,534

Expenses Incurred	625	618	239	223	864	841

Dividends Incurred	6	7	—	—	6	7

Statutory Underwriting Income	$246	$349	$160	$105	406	454

Decrease in Deferred Acquisition Costs					(7)	(31)

GAAP Underwriting Income					$399	$423

Ratios After Dividends to Policyholders:

Loss	57.9%	55.0%	44.7%	51.8%	54.5%	54.2%
Expense	30.1	29.7	36.8	36.3	31.7	31.2

Combined	88.0%	84.7%	81.5%	88.1%	86.2%	85.4%

Premiums Written as a % of Total	76.2%	77.3%	23.8%	22.7%	100.0%	100.0%

THE CHUBB CORPORATION
Definitions of Key Terms
Underwriting Income (Loss)
Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is measured based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.
Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.
Property and Casualty Investment Income After Income Tax
Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment performance because it reflects the impact of any change in the proportion of the investment portfolio invested in tax exempt securities and is therefore more meaningful for analysis purposes than investment income before income taxes.
Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost
Book value per common share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income (loss), the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.
Combined Loss and Expense Ratio or Combined Ratio
The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.

THE CHUBB CORPORATION
Definitions of Key Terms
Operating Income
Operating income, a non-GAAP financial measure, is net income excluding after-tax realized investment gains and losses. Management uses operating income, among other measures, to evaluate its performance because the realization of investment gains and losses in any given period is largely discretionary as to timing and can fluctuate significantly, which could distort the analysis of trends.
Return on Equity and Operating Return on Equity
Return on equity is the ratio of annualized net income divided by average shareholders’ equity. Average shareholders’ equity is the average of the beginning and all quarter-end balances within the period.
Operating return on equity, a non-GAAP measure, is the ratio of annualized operating income divided by average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income (loss), the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities and equity securities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities and equity securities is subject to fluctuation and could distort the analysis of trends. Average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments is the average of the beginning and all quarter-end balances within the period. Management uses operating return on equity, among other measures, to assess the overall performance of the Corporation.

	Periods Ended September 30
	Third Quarter		Nine Months
	2010	2009	2010	2009
	(dollars in millions)
Annualized Net Income	$2,288	$2,384	$2,072	$1,984
Average Shareholders’ Equity	$15,756	$15,011	$15,722	$14,315

Return on Equity	14.5%	15.9%	13.2%	13.9%

Annualized Operating Income	$2,148	$2,208	$1,837	$2,132
Average Shareholders’ Equity Excluding Unrealized Appreciation or Depreciation	$14,315	$14,270	$14,452	$13,934

Operating Return on Equity	15.0%	15.5%	12.7%	15.3%